                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:   October 22, 2001
MONTHLY PERIOD:      September, 2001

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A)        The aggregate amount of the distribution with respect to:

                                                               Class A-1 Notes             16,719,537.59
                                                               Class A-2 Notes                486,250.00
                                                               Class A-3 Notes                698,444.44
                                                               Class A-4 Notes                363,017.08
                                                                 Class B Notes                 85,015.00

          (B)        The amount of the distribution set forth in paragraph A.1
                     (A) above in respect of interest on:

                                                               Class A-1 Notes            $   423,735.00
                                                               Class A-2 Notes            $   486,250.00
                                                               Class A-3 Notes            $   698,444.44
                                                               Class A-4 Notes            $   363,017.08
                                                                 Class B Notes                 85,015.00

          (C)        The amount of the distribution set forth in paragraph A.1
                     (A) above in respect of principal on:

                                                               Class A-1 Notes            $16,295,802.59
                                                               Class A-2 Notes            $            -
                                                               Class A-3 Notes            $            -
                                                               Class A-4 Notes            $            -
                                                                 Class B Notes            $            -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:   October 22, 2001
MONTHLY PERIOD:      September, 2001

          (D)        The amount of the distribution set forth in paragraph A.1
                    (A) above per $1,000 interest in:

                                                               Class A-1 Notes                        203.90
                                                               Class A-2 Notes                          5.40
                                                               Class A-3 Notes                          6.24
                                                               Class A-4 Notes                          6.90
                                                                 Class B Notes                          8.17

          (E)        The amount of the distribution set forth in paragraph A.1
                     (B) above per $1,000 interest in:

                                                               Class A-1 Notes                          5.17
                                                               Class A-2 Notes                          5.40
                                                               Class A-3 Notes                          6.24
                                                               Class A-4 Notes                          6.90
                                                                 Class B Notes                          8.17

          (F)        The amount of the distribution set forth in paragraph A.1
                     (C) above per $1,000 interest in:

                                                               Class A-1 Notes               $        198.73
                                                               Class A-2 Notes               $          0.00
                                                               Class A-3 Notes               $          0.00
                                                               Class A-4 Notes               $          0.00
                                                                 Class B Notes               $          0.00

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.  Pool Balance and Note Principal Balance

          (A)        The Pool Balance at the close of business on the last day
                     of the Monthly Period:                                                  $330,479,402.03

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  October 22, 2001
MONTHLY PERIOD:     September, 2001

               (B) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:



                                                                 Class A-1 Notes               $ 65,704,197.41
                                                                 Class A-2 Notes               $ 90,000,000.00
                                                                 Class A-3 Notes               $112,000,000.00
                                                                 Class A-4 Notes               $ 52,590,000.00
                                                                   Class B Notes               $ 10,410,000.00


               (C) The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:


                                                                 Class A-1 Notes                     0.8012707
                                                                 Class A-2 Notes                     1.0000000
                                                                 Class A-3 Notes                     1.0000000
                                                                 Class A-4 Notes                     1.0000000
                                                                   Class B Notes                     1.0000000


               (D)  The amount of aggregate Realized Losses for the preceding
                    Monthly Period:

                                                                                               $          0.00

               (E) The aggregate Purchase Amount for all Receivables that were repurchased in the Monthly Period: $0.00

2. Servicing Fee

                    The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                                               $    144,583.33

3. Payment Shortfalls

               (A) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                    A.1 (B) above with respect to:



                                                                 Class A-1 Notes               $          0.00
                                                                 Class A-2 Notes               $          0.00
                                                                 Class A-3 Notes               $          0.00
                                                                 Class A-4 Notes               $          0.00
                                                                   Class B Notes               $          0.00

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: October 22, 2001
MONTHLY PERIOD:    September, 2001

               (B)   The amount of the Noteholders' Interest Carryover
                     Shortfall set forth in paragraph 3(A) above per $1,000 interest with respect to:

                                                            Class A-1 Notes         $          0.00
                                                            Class A-2 Notes         $          0.00
                                                            Class A-3 Notes         $          0.00
                                                            Class A-4 Notes         $          0.00
                                                              Class B Notes         $          0.00


4

               (A)   The aggregate amount of collections by the Servicer
                     during the preceding Monthly Period:                           $ 20,066,641.47

               (B)   The aggregate amount which was received by the Trust
                     from the Servicer during the Monthly Period:                   $ 19,922,058.14

               (C)   The number of Receivables that are delinquent for:

                                                                 30-59 days                      53
                                                                 60-89 days                       8
                                                            90 or more days                       0
                                             Repossessed Autos in Inventory                       0